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                                                                   EXHIBIT 10.56



$__________                                                       March 11, 1996


                                PROMISSORY NOTE

         FOR VALUE RECEIVED, the undersigned, Integrated Security Systems, Inc., a Delaware corporation (hereinafter called "Maker"), by this promissory note (hereinafter called this "Note"), promises unconditionally to pay to the order of ___________________, whose address is ________________________________
(hereinafter called "Lender"), on the Maturity Date (as hereinafter defined), or sooner as hereafter provided, the principal sum of ____________________________________), or so much thereof as may from time to time remain unpaid hereunder, and to pay interest on the principal sum remaining unpaid hereunder from time to time from the date hereof until said principal sum shall have been paid in full.


I. INTEREST; INSTALLMENTS OF PRINCIPAL AND INTEREST; PAYMENT OF PRINCIPAL; WARRANTS.

         (a) Subject to subsection (c) below, from and after the date hereof and through and until the payment in full of the outstanding principal sum hereof, interest shall be computed and shall accrue on the outstanding principal balance hereof at a fixed rate of interest equal to eight percent (8%) per annum (the "Interest Rate").

         (b) Maker shall pay Lender the principal sum six months from the date of this Note. Accrued and unpaid interest payable hereunder shall be payable on the same date as the principal sum is due. Interest shall be calculated on the basis of actual calendar days elapsed and a 365-day year.

         (c) From and after the occurrence of an Event of Default (as hereinafter defined), any overdue principal sum and (to the extent permitted by law) interest and other consideration due hereon or hereunder shall bear interest, from the date the same became due and payable, at an annual rate which is (5) percentage points above the Interest Rate, which interest shall continue to accrue and (to the extent permitted by law) shall continue to compound continuously until the obligations of Maker in respect to the payment thereof shall have been discharged (whether before or after judgment).

         (d) The Lender shall receive from the Maker one (1) common stock purchase warrant ("Warrant(s)") for every ten dollars ($10.00) of principal sum represented by this Note. Each Warrant will entitle the Lender to purchase one share of the Maker's common stock at an exercise price of $1.00 per share during the five (5) year period following the date of the Warrants issued. The Warrants shall contain customary antidilution provisions, piggyback registration rights and a cashless exercise option. The Warrants will be issued on the due date of this Note and will be in form and content acceptable to the Lender.




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II.      MAKER'S COVENANTS.

         Unless and until the indebtedness evidenced by this Note is paid in full, Maker hereby covenants and agrees with Lender that Maker shall materially comply with all of the terms and provisions of this Note.

III.     EVENTS OF DEFAULT.

         The occurrence of any one or more of the events set forth below in subsections (a) through (c) of this Article III shall constitute an event of default ("Event of Default") under this Note. Upon the occurrence and during the continuance of an Event of Default, Lender may declare the entire unpaid principal sun hereof, together with interest and other consideration, if any, accrued hereon, immediately due and payable (if not previously due and payable) by giving Maker written notice of the occurrence of such Event of Default and such acceleration of principal, interest and other consideration by Lender (the "Lender's Notice"), and may exercise any and all remedies available to it under this Note or otherwise available at law or in equity in accordance with and subject to the limitations, if any, set forth below in subsections (a) through
(c) of this Article III. Lender's failure to exercise such option shall not constitute a waiver of the right to exercise the same at any other time.

         The occurrence of any one or more of the following events shall constitute an Event of Default under this Note:

         (a) The failure of Maker to pay the principal sum, interest or other consideration when due under this Note, unless such failure to pay the principal sum, interest or other consideration is cured within forty (40) calendar days; provided, however, that such cure period shall not apply to any interest due under subsection (c) of Article I hereof.

         (b) The failure of Maker to perform and satisfy any other covenant, term, or provision of this Note, unless such failure is cured within thirty (30) calendar days after written notice of such failure from Lender to Maker. In the event that such default is of such nature that it cannot be completely remedied within a thirty (30) day period, Maker shall not be considered in default if Maker begins correcting the claimed default within the thirty (30) day period, and thereafter proceeds with reasonable diligence and in good faith to effect the remedy as soon as is practicable.

         (c) Maker or its operating subsidiary B&B Electromatic, Inc. shall suspend or discontinue its business, or shall make an assignment for the benefit of creditors or a composition with creditors, or shall be unable or admit in writing its inability to pay its debts as they mature, or shall file a petition in bankruptcy, or shall become insolvent (howsoever such insolvency may be evidenced), or shall be adjudicated insolvent or bankrupt, or shall petition or apply to any tribunal for the appointment of any receiver,





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liquidator or trustee of or for it or for any substantial part of its property or assets, or shall commence any proceedings under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation of law or statute of any jurisdiction, whether now or hereafter in effect, or there shall be commenced against Maker or any operating subsidiary of Maker any such proceeding which shall remain undismissed for a period of sixty (60) calendar days or more, or any order, judgment or decree approving the petition in any such proceeding shall be entered, or shall by any act or failure to act indicate its consent to, approval of or acquiescence in, any such proceeding or in the appointment of any receiver, liquidator or trustee of or for it or any substantial part of its property or assets, or shall suffer any such appointment to continue undischarged or unstayed for a period of sixty
(60) calendar days or more, or shall take any action for the purpose of affecting any of the foregoing; in which event Lender may immediately exercise any and all remedies available to it under this Note or otherwise available at law or in equity.

IV.      GENERAL TERMS.

         Maker shall pay the principal sum, interest and other consideration under, and in accordance with the terms of, this Note free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges, withholdings, offsets and any and all liabilities with respect thereto.

         Maker shall pay any stamp taxes or any fees imposed by any governmental authority with respect to the execution, assignment or discharge of this Note.

         Maker may prepay, without premium or penalty, all or any portion of the outstanding principal sum hereof upon at least three (3) business days' (as hereinafter defined) prior written notice by Maker to Lender stating the proposed date and the principal amount of such proposed prepayment, and the amount of the prepayment specified in such notice shall be due and payable by Maker on the date specified therein, together with accrued interest to the date of such prepayment on the principal amount prepaid. Any prepayment shall not reduce the Warrants due Lender under subsection (d) of Article I hereof.

         All payments of principal, interest and other consideration payable on or in respect of this Note of this Note or the indebtedness evidenced hereby shall be made to Lender at the address set forth in paragraph 1 of this Note, in lawfully money of the United States of America, in funds immediately available to Lender as Lender may from time to time direct.

         Should the indebtedness evidenced by this Note or any part thereof be collected by action at law, or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, Maker agrees to pay, upon demand by Lender, in addition to the principal sum and interest and other





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consideration, if any, due and payable hereon, court costs and reasonable attorneys' fees and other reasonable collection charges, unless prohibited by law.

         All makers, sureties, guarantors and endorsers hereof, by executing or endorsing this Note or by entering into or executing any agreement to pay any of the indebtedness evidenced hereby, (i) consent and agree to be bound by the provisions of this Note and promise, absolutely and unconditionally, to pay the principal sum and interest on this Note as herein provided, (ii) waive (to the fullest extent allowed by law) all requirements of diligence in collection, presentment, notice of non-payment, protest, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Note or any security for this Note or any guarantee of the indebtedness evidenced hereby, (iii) waive the right to require Lender to proceed against any other person or to pursue any other remedy before proceeding against such makers, sureties, guarantors or endorsers, or any of them, and, except as otherwise required by law, waive the right to require Lender to proceed against any collateral securing this Note before proceeding against such makers, sureties, guarantors or endorsers, or any of them, and (iv) agree that no renewal or extension of this Note (including a renewal or extension in which this Note is surrendered), no change in the rate of interest payable hereon, no release, surrender or substitution of security for, or guarantee of, this Note or the indebtedness evidenced hereby, no modification or waiver of the terms of any instrument securing this Note, no delay in the enforcement of payment of this Note or any security for, or guarantee of, this Note or the indebtedness evidenced hereby, no modification or waiver of the terms of any instrument securing this Note, no delay in the enforcement of payment of this Note or any security for, or guarantee of, this Note or the indebtedness evidenced hereby, and no delay or omission in exercising any right or power under this Note or any security for, or guarantee of, this Note or the indebtedness evidenced hereby, shall affect the liability hereon of such makers, sureties, guarantors or endorsers, or any of them.

         None of the provisions hereof, and none of Lender's rights or remedies hereunder on account of any past or future defaults, shall be deemed to have been waived by Lender's acceptance of any past due amount or by any indulgence granted by Lender to any maker, surety, guarantor or endorser hereof. This Note shall be the joint and several obligation of all such makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

         All agreements between Maker and Lender contained herein are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of this Note, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the principal sum evidenced by this Note exceed the maximum permissible under applicable law, the benefit of which may be asserted by Maker as a defense, and if, from any circumstance whatsoever, fulfillment of any provision of this Note, at any time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, or if from any circumstances Lender should ever receive as interest under this Note





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such an excessive amount, then, ipso facto, the amount which would be excessive interest shall be applied to the reduction of the principal balance as evidenced by this Note and not to the payment of interest. This provision shall control every other provision of all agreements relating hereto between Maker and Lender.

         As used herein, the term "Lender" shall mean, in addition to the initial payee hereof, each person from time to time who is an endorsee of this Note or the bearer, if this Note is at the time payable to bearer. Lender may assign, grant, sell, convey, mortgage, pledge, or hypothecate any of its rights under this Note without first obtaining the express written consent of Maker.

         This Note shall be interpreted, construed and applied in accordance with the laws of the State of Colorado, regardless of (i) where such instrument is executed or delivered, (ii) where any payment or other performance required by such instrument is made or required to be made, (iii) where any breach of any provision of any such instrument occurs or any cause of action otherwise accrues, (iv) where any action, or other proceeding is instituted or pending,
(v) the nationality, citizenship, domicile principal place of business, jurisdiction of organization or domestication of any party, (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the State of Colorado, or (vii) any combination of the foregoing.

         The terms and provisions of this Note are imposed solely and exclusively for the benefit of Maker and Lender and their respective successors and permitted assigns, and no other person, under any circumstances, shall be deemed to be a beneficiary of such terms and provisions or shall have the standing to enforce such terms and provisions, and any or all such terms and provisions, and any or all such terms and provisions may be freely waived in whole or in part by Maker or Lender, as applicable, at any time in Maker's or Lender's sole discretion, as applicable.

         WITNESS the execution hereof as of the day and date above first written.

                                        Integrated Security Systems Inc.,
                                        a Delaware corporation



                                        By:
                                           -----------------------------------
                                            James W. Casey
                                            Vice President and Chief Financial
                                            Officer





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                               PERSONAL GUARANTEE

         Gerald K. Beckmann ("Beckmann") residing at 1017 Diamond Boulevard, Southlake, Texas, 76092, hereby personally guarantees the obligations of Maker and the payment of the principal sum, interest and other consideration due to Lender pursuant to the terms of this Note. As collateral security for such guarantee and for the prompt and complete payment of the principal sum, interest and other consideration due to Lender, Beckmann hereby grants, sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to lender a security interest in, and Beckmann's right, title and interest in 50,000 shares of preferred stock of Maker owned free and clear by Beckmann. Beckmann agrees to keep said shares free of any encumbrance for the duration of said loans and agrees to provide to Caribou Capital, on behalf of Lender, a fully negotiable certificate for said shares and authorizes the sale of said shares if the Note is not paid when due. Beckmann shall continue to be obligated as a guarantor to the extent the proceeds from the sales of said shares is insufficient to satisfy fully the obligations of the Maker under the terms of the Note. Beckmann shall take all actions that may be necessary to permit sale of said shares.

         This guarantee shall become null and void upon full payment of all principal sum, interest and other consideration due to Lender or the conversion of the Note to other securities of the Maker.


                                        -----------------------------------
                                        Gerald K. Beckmann


STATE OF _________________  )
                              ss.
COUNTY OF ________________  )

         On this _____ day of ____________________, 1996, before me, the undersigned, a Notary Public in and for the State of _________________________, personally appeared Gerald K. Beckmann, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged that he executed it.

         WITNESS my hand and official seal.


                                        -----------------------------------
( S E A L )                             Notary Public
                                        My commission expires:_____________





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